UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2013

SOURCE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-26828	80-0142655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level6/97 Pacific Highway North Sydney NSW 2060 Australia
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +61 2 8907-2500

1093 Broxton Avenue Suite 210 Los Angeles, CA 90024
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of our acquisition of Moneytech Limited on June 30, 2013, which for accounting purposes is treated as a reverse acquisition, the financial statements of Moneytech Limited have now become ours.  Consequently, our fiscal year end, previously January 31, is now June 30.

As a result of the change in our fiscal year end, we will be filing an Annual Report on Form 10-K for the fiscal year ended June 30, 2013, instead of the Form 10-Q that would have been required had we not completed the reverse acquisition.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2013

SOURCE FINANCIAL, INC.

By:	/s/ Hugh Evans
Hugh Evans President and Chief Executive Officer

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